SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 25, 2003

CENTERSTATE BANKS OF FLORIDA, INC.

(Exact name of registrant as specified in charter)

Florida	333-95087	59-3606741

(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

7722 State Road 544 East, Suite 205, Winter Haven, FL	33881

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (863) 419-0833

Not Applicable

(Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Other Events and Required F.D. Disclosure
SIGNATURE
Ex-99.1 Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired: None.
(b)	Pro Forma Financial Information: None
(c)	Exhibits: Press Release dated July 25, 2003

Item 12. Other Events and Required F.D. Disclosure

On July 25, 2003, CenterState Banks of Florida, Inc. issued a press release announcing certain financial results and additional information. A copy of the press release is attached to this Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS OF FLORIDA, INC.

By:	/s/ Ernest S. Pinner Ernest S. Pinner President and Chief Executive Officer

Date: July 25, 2003

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